Natural Health Trends Announces Second Quarter 2009 Results and Early Redemption of Convertible Debentures

DALLAS, TX -- (Marketwire - August 10, 2009) - Natural Health Trends Corp. (NASDAQ: BHIP) today announced its financial results for the quarter ended June 30, 2009. The company reported sales of $8.5 million and an operating loss of $1.4 million for the quarter.

Chris Sharng, president of Natural Health Trends, said, "Despite a difficult operating environment in the second quarter, we continue to make progress toward the goal of cash flow breaking even. Our cash used in operations was a negative $92,000, almost breaking even, compared to $486,000 cash used in the first quarter, or $1.5 million in the first half of 2008. The other important milestone is that, as of today, we have entered into an early redemption arrangement with the holders of the convertible debentures that were to mature in October 2009 and have paid off the remaining balance. We are debt free once again.

"On the other hand, in the second quarter, orders were not as robust as we anticipated. The orders taken, which are roughly measured as revenue adjusted by the change in deferred revenue, were slightly greater in the second quarter, about $8.5 million, than the $8.2 million in the first quarter. During the quarter, we had to reckon with the unexpected development that one of our members' groups in Greater China went through an internal reorganization. Certain sub-groups were re-aligned to work separately. This change required us to make adjustments to our marketing plans and effectively defer some marketing activities into the late third quarter or fourth quarter. The disruptive effect this has had on our marketing programs lingers on into the 3rd quarter, a traditionally slower season."

The company plans to host a conference call at 11:30 a.m. EDT, August 12, 2009. Those who wish to participate may call telephone number (866) 672-2663, or (973) 582-2772 for international callers, 15 minutes before 11:30 a.m. EDT. Callers will need to give the conference identification number, 24633385. If you cannot participate in the call, but wish to hear it, you may log in to the company's homepage at www.naturalhealthtrendscorp.com and click on the conference call 1 1/2 hours after the completion of the call.

About Natural Health Trends Corp.

Natural Health Trends Corp. is an international direct-selling and e-commerce company operating through its subsidiaries throughout Asia, North America, and Europe. The company markets premium quality personal care products under the NHT Global brand. Additional information can be found on the company's website, and management encourages interested parties to register for updated corporate information via email on the company's home page, www.naturalhealthtrendscorp.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 -- Forward-looking statements in this release do not constitute guarantees of future performance. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such risks and uncertainties include the risks and uncertainties detailed under the caption "Risk Factors" in our Annual Report on Form 10-K filed on March 23, 2009, with the Securities and Exchange Commission. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

                      NATURAL HEALTH TRENDS CORP.

                     CONSOLIDATED BALANCE SHEETS
                  (In Thousands, Except Share Data)

                                                    December     June 30,
                                                    31, 2008       2009
                                                  -----------  -----------
                                                               (Unaudited)
                           ASSETS
Current assets:
  Cash and cash equivalents                       $     3,491  $     5,031
  Restricted cash                                         340          377
  Accounts receivable                                      71           99
  Inventories, net                                      2,141        1,607
  Other current assets                                    735          578
                                                  -----------  -----------
Total current assets                                    6,778        7,692
Property and equipment, net                             1,173        1,006
Goodwill                                                1,764        1,764
Intangible assets, net                                  1,800        1,400
Restricted cash                                         3,646          369
Other assets                                            1,464        1,082
                                                  -----------  -----------
Total assets                                      $    16,625  $    13,313
                                                  ===========  ===========

             LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
  Accounts payable                                $     1,746  $     2,585
  Income taxes payable                                    187          211
  Accrued distributor commissions                         554        1,030
  Other accrued expenses                                2,456        3,007
  Deferred revenue                                      2,841        1,065
  Current portion of convertible debentures,
   net of discount of $2,320 and $970 at
   December 31, 2008 and June 30, 2009,
   respectively                                         1,534        1,863
  Deferred tax liability                                  351          351
  Other current liabilities                             1,170        1,188
                                                  -----------  -----------
Total liabilities                                      10,839       11,300
Commitments and contingencies
Stockholders’ equity:
  Preferred stock, $0.001 par value; 5,000,000
   shares authorized; 1,761,900 shares
   designated Series A convertible preferred
   stock, 138,400 shares issued and outstanding
   at December 31, 2008 and June 30, 2009,
   aggregate liquidation value of $271                    124          124
  Common stock, $0.001 par value; 50,000,000
   shares authorized; 10,691,582 and 10,788,714
   shares issued and outstanding at December
   31, 2008 and June 30, 2009, respectively                11           11
  Additional paid-in capital                           79,711       80,077
  Accumulated deficit                                 (74,853)     (78,946)
  Accumulated other comprehensive income:
    Foreign currency translation adjustments              759          734
                                                  -----------  -----------
  Total Natural Health Trends stockholders’
   equity                                               5,752        2,000
  Noncontrolling interest                                  34           13
                                                  -----------  -----------
Total stockholders’ equity                              5,786        2,013
                                                  -----------  -----------
Total liabilities and stockholders’ equity        $    16,625  $    13,313
                                                  ===========  ===========

                          NATURAL HEALTH TRENDS CORP.

              CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (In Thousands, Except Per Share Data)

                              Three Months Ended       Six Months Ended
                                  June 30,              June 30,
                            ----------------------  ----------------------
                               2008        2009        2008        2009
                            ----------  ----------  ----------  ----------

Net sales                   $   12,323  $    8,472  $   23,718  $   18,341
Cost of sales                    3,445       2,505       6,535       5,302
                            ----------  ----------  ----------  ----------
Gross profit                     8,878       5,967      17,183      13,039
Operating expenses:
  Distributor commissions        4,600       3,322       8,597       7,101
  Selling, general and
   administrative expenses
   (including stock-based
   compensation expense of
   $129 and $255 during
   the three months ended
   June 30, 2008 and 2009,
   respectively, and $293
   and $366 during the six
   months ended June 30,
   2008 and 2009,
   respectively)                 4,272       3,718       8,868       7,489
  Depreciation and
   amortization                    366         338         752         668
  Impairment of long-lived
   assets                            4           -          28           -
                            ----------  ----------  ----------  ----------
Total operating expenses         9,242       7,378      18,245      15,258
                            ----------  ----------  ----------  ----------
Loss from operations              (364)     (1,411)     (1,062)     (2,219)
Other income (expense),
 net:
  Gain (loss) on foreign
   exchange                       (118)        (41)        253         (43)
  Interest income                   33          10          68          24
  Interest expense
   (including amortization
   of debt issuance costs
   and accretion of debt
   discount of $449 and
   $853 during the three
   months ended June 30,
   2008 and 2009,
   respectively, and $811
   and $1,628 during the
   six months ended June
   30, 2008 and 2009,
   respectively)                  (556)       (989)       (943)     (1,855)
  Other                            (22)          3         (14)         14
                            ----------  ----------  ----------  ----------
Total other income
 (expense), net                   (663)     (1,017)       (636)     (1,860)
                            ----------  ----------  ----------  ----------
Loss before income taxes        (1,027)     (2,428)     (1,698)     (4,079)
Income tax provision               (42)         79         (79)        (35)
                            ----------  ----------  ----------  ----------
Net loss                        (1,069)     (2,349)     (1,777)     (4,114)
Plus:  Net loss
 attributable to the
 noncontrolling interest             -           -           -          21
                            ----------  ----------  ----------  ----------
Net loss attributable to
 Natural Health Trends          (1,069)     (2,349)     (1,777)     (4,093)

Preferred stock dividends           (4)         (4)         (8)         (8)
                            ----------  ----------  ----------  ----------
Net loss attributable to
 common stockholders of
 Natural Health Trends      $   (1,073) $   (2,353) $   (1,785) $   (4,101)
                            ==========  ==========  ==========  ==========

Loss per share of Natural
 Health Trends - basic and
 diluted                    $    (0.11) $    (0.23) $    (0.19) $    (0.41)
                            ==========  ==========  ==========  ==========

Weighted-average number of
 shares outstanding              9,619      10,068       9,610       9,986
                            ==========  ==========  ==========  ==========

                     NATURAL HEALTH TRENDS CORP.

           CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                           (In Thousands)

                                                Six      Three     Three
                                               Months    Months    Months
                                               Ended     Ended     Ended
                                              June 30,   March    June 30,
                                                2008    31, 2009    2009
                                              --------  --------  --------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                      $ (1,777) $ (1,765) $ (2,349)
Adjustments to reconcile net loss to net cash
 used in operating activities:
  Depreciation and amortization of property
   and equipment                                   352       130       138
  Amortization of intangibles                      400       200       200
  Amortization of debt issuance costs              138       132       146
  Accretion of debt discount                       673       643       707
  Stock-based compensation                         293       111       255
  Impairment of long-lived assets                   28         -         -
Changes in assets and liabilities:
  Accounts receivable                               86       (34)        6
  Inventories, net                                 712        31       482
  Other current assets                             239       (61)      216
  Other assets                                     142        96        (9)
  Accounts payable                                (703)      977      (136)
  Income taxes payable                               2       114       (83)
  Accrued distributor commissions                 (495)      362       114
  Other accrued expenses                          (683)      396       158
  Deferred revenue                                (892)   (1,723)      (52)
  Other current liabilities                        (43)      (95)      115
                                              --------  --------  --------
Net cash used in operating activities           (1,528)     (486)      (92)
                                              --------  --------  --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment             (146)      (58)      (41)
  Decrease in restricted cash                      707       266     2,954
                                              --------  --------  --------
Net cash provided by investing activities          561       208     2,913
                                              --------  --------  --------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from debt                               145         -         -
  Payments on debt                                   -      (490)     (531)
                                              --------  --------  --------
Net cash provided by (used in) financing
  activities                                       145      (490)     (531)
                                              --------  --------  --------

Effect of exchange rates on cash and cash
 equivalents                                      (251)      (87)      105
                                              --------  --------  --------
Net increase (decrease) in cash and cash
 equivalents                                    (1,073)     (855)    2,395
CASH AND CASH EQUIVALENTS, beginning of
 period                                          6,282     3,491     2,636
                                              --------  --------  --------
CASH AND CASH EQUIVALENTS, end of period      $  5,209  $  2,636  $  5,031
                                              ========  ========  ========

Contact:
Jean Bono
Natural Health Trends Corp.
investor.relations@nhtglobal.com